Exhibit 99.1

TEJON RANCH CO.

RESOLUTION OF THE BOARD OF DIRECTORS APPROVING

AMENDED AND RESTATED BYLAWS OF TEJON RANCH CO.

We, the undersigned, are all members of, and together constitute, the Board of Directors of Tejon Ranch Co., a Delaware corporation (“Company”), and by this writing approve the following resolutions and consent to their adoption.

WHEREAS, the Company last adopted Bylaws in 2017 (the “2017 Bylaws”); and

WHEREAS, on March 11, 2020, the Board approved proposed amendments to the Company’s Certificate of Incorporation (“COI Amendments”) for presentment to the Company’s shareholders at the 2020 Annual Meeting; and

WHEREAS, on May 20, 2020, at the duly called Annual Meeting of the shareholders, the shareholders did, by the vote required in the then current Certificate of Incorporation, approve those COI Amendments that were proposed by the Board relating to the declassification of the Board over a three-year period and the annual election of Directors (the “Approved COI Amendments”); and

WHEREAS, at the direction of the Board, management conducted a review of the 2017 Bylaws for the purpose of proposing changes to the Board that are consistent with and required to conform the 2017 Bylaws with the Approved COI Amendments that have been adopted by the shareholders; and

WHEREAS, Article XVI, Section 2 of the Company’s Certificate of Incorporation provides that the Board shall have the power to make, alter, amend, repeal or rescind the 2017 Bylaws of the Corporation, except as therein specified; and

WHEREAS, Article VII, Section 3 of the 2017 Bylaws states that the Board may enact amendments except as otherwise provided in the 2017 Bylaws and the Certificate of Incorporation; and

WHEREAS, the Board has been presented with proposed Amended and Restated Bylaws of the Company in the form attached hereto as Exhibit “A.” Proposed amendments to the 2017 Bylaws shown in blackline form were also made available to the Board for its review; and

WHEREAS, the Amended and Restated Bylaws have been prepared by the Company’s General Counsel in consultation with outside corporate counsel; each have confirmed that the amendments proposed in the Amended and Restated Bylaws may properly be enacted by the Board. Management, the General Counsel and outside counsel jointly have recommended the proposed amendments; and

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WHEREAS, the Board has carefully reviewed the Amended and Restated Bylaws that are attached hereto, and the material presented to it during the process described above, and deliberated on these proposed amendments. The Board finds that it is in the best interest of the Company and its shareholders to make the amendments, changes and clarifications to the 2017 Bylaws that are contained in the Amended and Restated Bylaws attached hereto as Exhibit “A.”

NOW THEREFORE, the undersigned members of the Board of Directors resolve as follows:

RESOLVED, the Amended and Restated Bylaws of the Company that are attached hereto as Exhibit “A” are hereby adopted as the bylaws of the Company effective as of the date of this Resolution’s adoption and the 2017 Bylaws are superseded in their entirety by the Amended and Restated Bylaws; and

FURTHER RESOLVED, these resolutions are adopted pursuant to Article XVI, Section 2 of the Company’s Certificate of Incorporation, Article VII, Section 3 of the 2017 Bylaws, and Section 109(b) of the Delaware General Corporations Law; these resolutions shall be filed by the Secretary with the minutes of the proceedings of the Board; and

FURTHER RESOLVED, that any and all acts taken and any and all agreements or other instruments executed on behalf of the Company by any director or officer of the Company before the execution hereof in furtherance of any of the actions authorized or approved by any or all of the foregoing resolutions be, and they hereby are, ratified, confirmed, adopted and approved; and

FURTHER RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and empowered to prepare, execute and deliver all such documents and instruments and to take all such actions as such officer may deem necessary or advisable in order to carry out and perform the purposes of these resolutions.

/s/ Norman J. Metcalfe	/s/ Anthony L. Leggio
Norman J. Metcalfe, Chairman	Anthony L. Leggio, Director

/s/ Jean Fuller	/s/ Geoffrey L. Stack
Jean Fuller, Director	Geoffrey L. Stack, Director

/s/ Steven A. Betts	/s/ Daniel R. Tisch
Steven A. Betts, Director	Daniel R. Tisch, Director

/s/ Gregory S. Bielli	/s/ Michael H. Winer
Gregory S. Bielli, Director	Michael H. Winer, Director

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Exhibit A Amended and Restated Bylaws

(Contained on following pages)

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TEJON RANCH CO.

(a Delaware corporation)

AMENDED AND RESTATED BYLAWS

Adopted May 22, 2020

ARTICLE I

OFFICES

Section 1. Registered Office. The registered office of Tejon Ranch Co. (the “Corporation”) shall be as set forth in the certificate of incorporation of the Corporation (as it may be amended and restated from time to time, the “Certificate of Incorporation”).

Section 2. Principal Office. The principal office of the Corporation shall be located in Lebec, California or at such other location as determined from time to time by the Board of Directors (the “Board”).

Section 3. Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.

ARTICLE II

MEETINGS OF SHAREHOLDERS

Section 1. Place of Meetings. All meetings of shareholders shall be held either at the principal office of the Corporation or at any other place, if any, within or without the State of Delaware as the Board may determine by resolution.

Section 2. Annual Meetings. Annual meetings of the shareholders of the Corporation for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings may be held at such time and date as the Board shall determine by resolution. The Corporation may postpone, reschedule or cancel any annual meeting of shareholders previously scheduled by the Board.

Section 3. Special Meetings. Special meetings of the shareholders of the Corporation for any purpose or purposes may only be called in accordance with the provisions in the Certificate of Incorporation. Business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice. The Corporation may postpone, reschedule or cancel any special meeting of shareholders previously scheduled by the Board.

Section 4. Notice of Meetings. Except as otherwise required by law, notice of each meeting of the shareholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to the shareholder personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to the shareholder at the shareholder’s post-office address furnished by the shareholder to the Secretary of the Corporation for such purpose or, if the shareholder shall not have furnished to the Secretary the shareholder’s address for such purpose, then at the shareholder’s post-office address last known to the Secretary, or by transmitting a notice thereof to the shareholder at such address by telegraph, cable or wireless. Without limiting the manner by which notice otherwise may be effectively given to shareholders, including without limitation in the manners described above, any notice to shareholders given by the Corporation under any provision of the Certificate of Incorporation, these Bylaws or otherwise as may be required by law may be given by electronic transmission, if consented to by the shareholder, in the manner provided in Section 232 of the Delaware General Corporation Law (the “DGCL”). The Corporation may deliver or provide other documentation, without consent by the shareholder, by electronic transmission or other means of electronic availability if electronic transmission or availability is otherwise not prohibited by law and notice of such documentation is otherwise transmitted. Except as otherwise expressly required by law, no publication of any notice of a meeting of the shareholders shall be required. Every notice of a meeting of the shareholders shall state the place, date and hour of the meeting, and, in the case of a special meeting, shall also state the purpose for which the meeting is called. Notice of any meeting of shareholders shall not be required to be given to any shareholder to whom notice may be omitted pursuant to applicable Delaware law or who shall have waived such notice and such notice shall be deemed waived by any shareholder who shall attend such meeting in person or by proxy, except a shareholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meetings of the shareholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

Section 5. Quorum. Except as otherwise required by law, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the shareholders of the Corporation or any adjournment thereof. Subject to the requirement of a larger percentage vote contained in the Certificate of Incorporation, these Bylaws or by statute, the shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the shareholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the shareholders, any officer entitled to preside at or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present any business may be transaction which might have been transacted at the meeting as originally called.

Section 6. Voting.

(a) Each shareholder shall, at each meeting of the shareholders, be entitled to vote in person or by proxy each share of the stock of the Corporation having voting rights on the matter in question and which shall have been held by the shareholder and registered in said shareholder’s name on the books of the Corporation,

(i) on the date fixed pursuant to Article VI, Section 5 of these Bylaws as the record date for the determination of shareholders entitled to notice of and to vote at such meeting, or

(ii) if no such record date shall have been so fixed, then (a) at the close of business on the day next preceding the day on which notice of the meeting shall be given or (b) if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held.

(b) Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation the pledgor shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or the pledgee’s proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the DGCL.

(c) Any such voting rights may be exercised by the shareholder entitled thereto in person or by authorizing another person or persons to act for such shareholder as the shareholder’s proxy evidenced by an instrument in writing, or by such other form of transmission permitted by Section 212(c) of the DGCL, that is subscribed by such shareholder, or by the shareholder’s attorney thereunto authorized, and delivered to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date unless said proxy shall provide for a longer period. The attendance at any meeting of a shareholder who may theretofore have given a proxy shall not have the effect of revoking the same unless the shareholder shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of the shareholders, all matters, except as otherwise provided in the Certificate of Incorporation, in these Bylaws or by law, shall be decided by the vote of a majority in voting interest of the shareholders present in person or by proxy and entitled to vote thereat and thereon, a quorum being present. The vote at any meeting of the shareholders on any question need not be by ballot, unless so directed by the presiding officer of the meeting.    On a vote by ballot each ballot shall be signed by the shareholder voting, or by the shareholder’s proxy, if there be such proxy, and it shall state the number of shares voted.

Section 7. List of Shareholders. The Secretary of the Corporation shall prepare and make, at least ten (10) days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Nothing contained in this Section 7 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, in accordance with the DGCL. The list shall also be produced and kept as the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present.

Section 8. Judges. If at any meeting of shareholders a vote by written ballot shall be taken on any question, the presiding officer of such meeting may appoint a judge or judges to act with respect to such vote. Each judge so appointed shall first subscribe an oath faithfully to execute the duties of a judge at such meeting with strict impartiality and according to the best of his or her ability. Such judges shall decide upon the qualification of the voters and shall report the number of shares represented at the meeting and entitled to vote on such question, shall conduct and accept the votes, and, when the voting is completed, shall ascertain and report the number of shares voted respectively for and against the question. Reports of judges shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The judges need not be shareholders of the Corporation, and any officer of the Corporation may be a judge on any question other than a vote for or against a proposal in which the officer shall have a material interest.

Section 9. Presiding Officer; Authority of Presiding Officer; Meeting Procedures.

(a) Meetings of shareholders shall be presided over by the Chair of the Board or, in his or her absence, such person as may be designated in advance by the Executive Committee of the Board. The Board shall also have the authority to appoint a temporary presiding officer to serve at any meeting of the shareholders if the Chair of the Board, or designated person, is unable or unwilling to do so for any reason.

(b) The Board may adopt by resolution such rules and regulations for the conduct of the meeting of shareholders as it may deem appropriate. Except to the extent inconsistent with any rules and regulations adopted by the Board, the presiding officer of any meeting of shareholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding officer, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding officer of the meeting, may include, without limitation, the following: (i) establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance or participation at the meeting to only those shareholders of record, their duly authorized and constituted proxies or such other persons as the presiding officer of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted for questions or comments by participants. The presiding officer of any meeting shall have the authority to order a recess in business of the meeting and to declare the meeting adjourned. Unless and to the extent determined by the Board or the presiding officer of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 10. Nominations and Proposals by Shareholders Pertaining to Corporation Business.

(a) Nominations of persons for election to the Board and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders and only (i) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (ii) by or at the direction of the Board or any committee thereof, or (iii) by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in Section 10(b) of these Bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in the Certificate of Incorporation and in Section 10(b) of these Bylaws.

(b) For nominations or other proposals pertaining to Corporation business to be properly brought before an annual meeting by a shareholder pursuant to Section 10(a)(iii) of these Bylaws, the shareholder must have given timely notice thereof in writing delivered to, or mailed and received at, the principal executive offices of the Corporation. A proposal pertaining to Corporation business other than the nominations of persons for election to the Board must be a proper subject for shareholder action under the DGCL.

To be timely, a shareholder’s written notice shall be delivered within the timeframes specified in the Certificate of Incorporation. Such shareholder’s notice shall set forth:

(i) All information required in the Certificate of Incorporation;

(ii) As to any nomination of persons proposed by a shareholder for election to the Board, (A) a statement as to whether such nominated person(s) are receiving any compensation, reimbursement or remuneration for his/her/their agreement to be a nominee or serve as a director and, if so, the disclosure of all material terms of such compensation, reimbursement or remuneration and the identity of all persons (or entities) providing the compensation, reimbursement or remuneration, (B) a statement signed by the nominee(s) indicating their current intention to serve the full term of any office of director that they are elected to fill and (C) a statement signed by the nominee(s) stating whether or not the nominee(s) (1) has/have any agreement, arrangement, or understanding with, or (2) has/has not given any commitment or assurance to, any person or entity as to how such nominee(s) if elected as a director, will act or vote on any issue or question;

(iii) As to any other proposal for Corporation business that a shareholder proposes to bring before the meeting, (A) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), (B) the reasons for conducting such business at the meeting and (C) any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made;

(iv) As to the shareholder giving the notice and the beneficial owners if any on whose behalf the nomination(s) or proposal is made, (A) the name and address of such shareholder, as they appear on the Corporation’s books, and of such beneficial owner, (B) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner and (C) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; and

(v) As to the shareholder giving the notice or, if the nomination(s) or proposal is made on behalf of a beneficial owner, as to the beneficial owner, and if such shareholder or beneficial owner is an entity, as to each director, executive, managing member or control person of such entity (any such individual or control person, a “control person”), (A) the class and number of shares of the Corporation which are beneficially owned by such shareholder or beneficial owner and by any control person, (B) a description of any agreement, arrangement, or understanding with respect to the nomination(s) or proposal between or among such shareholder, beneficial owner or control person and any other person, and (C) a description of any agreement, arrangement, or understanding (including without limitation any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into by, or on behalf of, such shareholder, beneficial owner or control person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class of the Corporation’s shares, or maintain, increase or decrease the voting power of the shareholder, beneficial owner or control person with respect to securities of the Corporation; and (D) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (y) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve a proposal (other than a nomination) and/or (z) otherwise to solicit proxies from shareholders in support of such proposal or nomination(s).

A shareholder’s notice shall, if necessary, be updated and supplemented within five business days after the record date for the meeting, and the information provided or required to be provided in such notice shall be current as of the record date for the meeting. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

(c) The business that shall be conducted at a special meeting of shareholders shall be such business as is identified in the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board or any committee thereof or (ii) by any shareholder of the Corporation (A) who is a shareholder of record at the time of giving of notice provided for in Section 10(b) of these Bylaws, (B) who is entitled to vote at the meeting and (C) who complies with the notice procedures set forth in the Certificate of Incorporation and in Section 10(b) of these Bylaws. Nominations by shareholders of persons for election to the Board may be made at such a special meeting of shareholders if the shareholder’s written notice required by Section 10(b) of these Bylaws is delivered to the principal executive offices of the Corporation within the timeframes specified in the Certificate of Incorporation.

(d) Only those persons nominated in accordance with the procedures set forth in the Certificate of Incorporation and in Section 10(b) of these Bylaws shall be eligible for election as directors at any meeting of shareholders. Only such nominations and other business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in the Certificate of Incorporation and this Section 10 of these Bylaws. The presiding officer of the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made in accordance with the procedures set forth in Section 10(b) of these Bylaws and, if any proposed nomination or other business proposed is not in compliance with Section 10(b) of these Bylaws to declare that such defective nomination or proposal shall be disregarded. Notwithstanding the foregoing provisions of Section 10 of these Bylaws, and unless otherwise required by law, if the shareholder (or a qualified representative of the shareholder) does not appear at the annual or special meeting of shareholders of the Corporation to present a nomination or other proposed business, such nomination shall be disregarded and such proposed business shall not be transacted and/or acted upon, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of Section 10(b), to be considered a “qualified representative” of the shareholder, a person must be a duly authorized officer, manager or partner of such shareholder or must be authorized by a writing executed by such shareholder or an electronic transmission delivered by such shareholder to act for such shareholder as proxy at the meeting of shareholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of shareholders.

(e) Notwithstanding the foregoing provisions of this Section 10, a shareholder shall also comply with all applicable requirements of the Securities and Exchange Act of 1934 and the rules and regulations thereunder with respect to the matters set forth in this Section 10. Nothing in this section shall be deemed to affect any rights of shareholder to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

ARTICLE III

BOARD OF DIRECTORS

Section 1. General Powers. Subject to any requirements in the Certificate of Incorporation, the Bylaws, and of the DGCL as to action which must be authorized or approved by the shareholders, any and all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed by or under the direction of the Board.

Section 2. Number and Term of Office; Chair. The authorized number of directors of this Corporation shall be eight (8) until this Section 2 is amended by a resolution duly adopted by the Board or by the shareholders, in either case in accordance with the provisions of Article XVI of the Certificate of Incorporation. Directors need not be shareholders. Each of the directors of the Corporation shall hold office until his or her successor shall have been duly elected and shall qualify or until he or she shall resign or shall have been removed in the manner hereinafter provided. The Board shall elect from among its members a Chair of the Board.

Section 3. Election of Directors. The directors shall be elected by the shareholders of the Corporation, and at each election the persons receiving the greater number of votes, up to the number of directors then to be elected, shall be the persons then elected. The election of directors is subject to any provisions contained in the Certificate of Incorporation relating thereto, including any provisions for the terms of directors and for cumulative voting.

Section 4. Resignations. Any director of the Corporation may resign at any time by notice given in writing or electronic transmission to the Board or to the Secretary of the Corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of some other event. Acceptance of a director’s resignation shall not be necessary to make it effective.

Section 5. Vacancies. Except as otherwise provided in the Certificate of Incorporation, any vacancy in the Board, whether because of death, resignation, disqualification, removal, an increase in the number of directors, or any other cause, may be filled by vote of the majority of the remaining directors, although less than a quorum. Each director so chosen to fill a vacancy shall hold office until his or her successor shall have been elected and shall qualify or until he or she shall resign or shall have been removed.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his or her term of office.

Section 6. Place of Meeting, etc.; Use of Communication Equipment. The Board or any committee thereof may hold any of its meetings at such place or places within or without the State of Delaware as the Board or such committee may from time to time designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting of the Board or such committee can hear each other, and such participation shall constitute presence in person at such meeting.

Section 7. First Meeting. The Board shall meet as soon as practicable after each annual election of directors and notice of such first meeting shall not be required.

Section 8. Regular Meetings. Regular meetings of the Board may be held at such times, dates and places as the Board shall from time to time determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day not a legal holiday. Except as provided by law, notice of regular meetings need not be given.

Section 9. Special Meetings. Special meetings of the Board for any purpose or purposes shall be called at any time by the Chair of the Board or, if he or she is absent or unable or refuses to act, by the President or, if he or she is absent or unable or refuses to act, by any two directors. Notice of the time, date and place of special meetings shall be given by the person(s) calling the special meeting in person, by telephone, by facsimile, electronic mail or other form of electronic communications, sent to such director’s business or home address at least twenty four (24) hours in advance of the meeting, or by written notice mailed to such director’s business or home address at least forty eight (48) hours in advance of the meeting. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 10. Quorum and Manner of Acting. Except as otherwise provided in these Bylaws, the Certificate of Incorporation or by applicable law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided any action taken is approved by at least a majority of the required quorum for such meeting. In the absence of a quorum, a majority of directors present at any meeting may adjourn the meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

Section 11. Action by Consent. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if consent in writing or by electronic transmission is given thereto by all members of the Board or of such committee, as the case may be, and such writing or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 12. Compensation. Directors who are not employees of the Corporation or any of its subsidiaries may receive an annual fee for their services as directors in an amount fixed by resolution of the Board. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise, and receiving compensation therefor.

Section 13. Committees. The Corporation has elected to be governed by Section 141(c)(2) of the DGCL and, as a result, the provisions of (c)(1) of said DGCL section shall be inapplicable to the Corporation. The Board may, by resolution, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Notwithstanding the foregoing, in the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board and subject to any restrictions or limitations on the delegation of power and authority imposed by applicable Delaware law (but not including any such restrictions or limitations contained in DGCL section 141(c)(1)), shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Any such committee shall keep minutes of its meetings and report such minutes to the Board at the next regular meeting of the Board. Except as the Board may otherwise determine, any committee may make rules for the conduct of its business, but in the absence of such rules its business shall be conducted so far as possible in the same manner as is provided in these Bylaws for the Board. All members of such committees shall hold their committee offices at the pleasure of the Board, and the Board may abolish any committee at any time.

ARTICLE IV

OFFICERS

Section 1. Officers. The officers of the Corporation shall be a President, a Chief Financial Officer, a Secretary and such other officers as may be appointed at the discretion of the Board in accordance with the provisions of Section 3 of this Article IV. Unless the Board shall otherwise determine, the President shall also be the Chief Executive Officer of the Corporation. One person may hold two or more offices, except that the Secretary may not hold the office of President.

Section 2. Election. The officers of the Corporation, except such officers as may be appointed or elected in accordance with the provisions of Section 3 or Section 5 of this Article IV, shall be chosen annually by the Board at the organizational meeting thereof, and each shall hold office until said person shall resign or shall be removed or otherwise disqualified to serve, or said person’s successor shall be elected and shall qualify.

Section 3. Other Officers. In addition to the officers that may be chosen annually by the Board at its organizational meeting, the Board also may appoint or elect such other officers as the business of the Corporation may require, each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board may from time to time specify, and shall hold office until said person shall resign or shall be removed or otherwise disqualified to serve, or said person’s successor shall be elected and shall qualify.

Section 4. Removal and Resignation. Any officer may be removed, either with or without cause, by a majority of the directors at the time in office, at any regular or special meeting of the Board, or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by notice given in writing or electronic transmission to the Board or to the President or to the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary so make it effective.

Section 5. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to such office.

ARTICLE V

CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

Section 1. Execution of Contracts. The Board, except as in these Bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

Section 2. Checks, Drafts, Etc. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such officer, assistant, agent or attorneys shall give such bond, if any, as the Board may require.

Section 3. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositaries as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the President or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

Section 4. General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and specific bank accounts with such banks, trust companies or other depositaries as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

ARTICLE VI

SHARES AND THEIR TRANSFER

Section 1. Certificates for Stock. The shares of the Corporation shall be represented by certificates, provided that the Board may specify by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every owner of stock of the Corporation represented by certificates shall be entitled to have a certificate or certificates, in such form as the Board shall prescribe, certifying the number and class of shares of the stock of the Corporation owned by said person. Certificates representing shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by any two authorized officers, including but not limited to the President, the Secretary or an Assistant Secretary. Any of or all of the signatures on certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any such certificate shall thereafter have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for issuance of uncertificated shares, exchange or transfer shall be cancelled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled, except in cases provided for in Section 4 of this Article VI.

Section 2. Transfer of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by the holder’s attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 3 of Article VI, and upon surrender of the certificate or certificates (if such shares are evidenced by certificates) for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation, except as otherwise required by law. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so stated expressly in the entry of transfer if, when the certificate or certificates (if such shares are evidenced by certificates) shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

Section 3. Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of shares of the stock of the Corporations. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

Section 4. Lost, Stolen, Destroyed and Mutilated Certificates. In any case of loss, theft, destruction or mutilation of any certificate of stock, another certificate or uncertificated shares may be issued in its place upon proof of such loss, theft, destruction or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate or uncertificated shares may be issued without requiring any bond when, in the judgment of the Board, it is proper to do so.

Section 5. Fixing Date for Determination of Shareholders of Record. In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other event for which a record date is fixed. When a record date is so fixed, only shareholders who are such of record on that date are entitled to notice of and to vote at the meeting, or to receive any such report, dividend, distribution, allotment or rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date. If in any case involving the determination of shareholders for any purpose other than notice of or voting at a meeting of shareholders the Board shall not fix such a record date, the record date for determining shareholders for such purpose shall be the close of business on the day on which the Board shall adopt the resolution relating thereto. A determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

ARTICLE VII

MISCELLANEOUS

Section 1. Seal. The Board shall adopt a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words showing that the Corporation is incorporated in the State of Delaware.

Section 2. Waiver of Notices. Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing or by an electronic transmission, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

Section 3. Amendments. Except as otherwise provided herein or in the Certificate of Incorporation, these Bylaws, or any of them, may be altered, amended, repealed or rescinded and new Bylaws may be adopted, (i) by the Board, or (ii) by the shareholders, at any annual meeting of shareholders, or at any special meeting of shareholders, provided that notice of such proposed alteration, amendment, repeal, rescission or adoption is given in the notice of meeting.

Section 4. Representation of Other Corporations. The President or any other officer or officers of the Corporation who shall from time to time be determined by the Board are authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation or corporations may be exercised either by such officers in person or by any person authorized so to do by proxy or power of attorney duly executed by such officers.

Section 5. Advancement of Defense Costs; Indemnification.

(a) Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or fiduciary of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, against all expenses, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as otherwise required by law or provided in (e) below with respect to suits to enforce rights under this Section 5, the Corporation shall indemnify any such person seeking indemnity in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board.

(b) Advancement of Expenses. The Corporation shall pay all expenses incurred by such a director or officer described in (a) above in defending any proceeding as such expenses are incurred in advance of the proceeding’s final disposition; provided, however, that the payment of such expenses incurred by a director or officer in advance of the final disposition of such proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should ultimately be determined by a final judicial decision of a court of competent jurisdiction from which there is no further right to appeal that such director or officer is not entitled to be indemnified under this Section 5 of Article VII or otherwise. For purpose of this Section 5, “expenses” means all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), reasonable travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a proceeding.

(c) Rights Non-exclusive. The rights conferred on any person in this Section 5 of Article VII shall not be exclusive of any other right that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaw, agreement, vote or consent of stockholders or disinterested directors or otherwise.

(d) Indemnification Contracts. The Board is authorized to cause the Corporation to enter into a contract with any director, officer or employee of the Corporation, or any person serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Section 5 of Article VII.

(e) Tender and Denial. If a director or officer’s claim for indemnification is not paid in full by the Corporation within 60 days after receipt by the Corporation of a written claim for indemnification, or if a claim for advancement of expenses is not paid within 20 days after presentment of such expenses to the Corporation, then such director or officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, such director or officer shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such indemnification under this Section 5 shall not be a defense to the action and shall not create a presumption that such indemnification or advancement of expenses is not permissible. The burden of proving that a person is not entitled to indemnification or advancement shall be on the Corporation.

(f) Effect of Amendment. Any amendment, repeal or modification of any provision of this Section 5 of Article VII by the stockholders or the Directors of the Corporation shall be prospective only, and shall not adversely affect any right or protection conferred on a person pursuant to this Section 5 and existing at the time of such amendment, repeal or modification.

(g) Provisions of Bylaws as Contract. The foregoing provisions of this Section 5 of Article VII shall be deemed to be a contract between the Corporation and each director and officer entitled to the benefits hereof at any time while this Section 5 is in effect, and any repeal or modification shall be prospective only and shall not affect or eliminate any rights with respect to any proceeding involving any occurrence or alleged occurrence or any action or omission to act that took place prior to such repeal or modification.

Section 6. Forum Selection. Unless the Corporation, in writing, selects or consents to the selection of an alternative forum, the sole and exclusive forum for any actual or purported internal corporate claims, including without limitation any derivative action brought on behalf of the Corporation, shall be the Court of Chancery in the State of Delaware.

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